Exhibit 10.3

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement

THIS PLAN AGREEMENT (this “Plan Agreement”) is effective as of January 1, 2005, between Massey Energy Company, a Delaware corporation (the “Company”), and H. Drexel Short, Jr. (the “Executive”).

Recital

A.	The Executive is a key employee of the Company or one of its Subsidiaries, and the Company desires to have the continued services and counsel of the Executive.

B.	The Company maintains the Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005) (the “Plan”), as amended from time to time, and the Executive has been selected to participate in the Plan. The Plan is a continuation of the Fluor Corporation Amended and Restated Executive’s Supplemental Benefit Plan (the “Fluor Plan”) maintained by the Company when named Fluor Corporation and subsequently the Amended and Restated Massey Executives’ Supplemental Benefit Plan previously maintained by the Company’s subsidiary A. T. Massey Coal Company, Inc. (the “Massey Plan”).

C.	The Executive desires to participate in the Plan.

D.	The Executive desires to amend and restate the Plan Agreement(s) previously executed by him under the Fluor Plan or the Massey Plan with the understanding that the benefit amounts previously provided to the Executive in connection with the Plan are not changed unless otherwise expressly provided and that the changes made are intended to comply with Section 409A of the Code (as defined in the Plan), to make Massey Energy Company the sponsor of the Plan and to revise the administration of the Plan.

Plan Agreement

NOW THEREFORE, it is mutually agreed that:

1.	Definitions. Unless otherwise provided in this Plan Agreement, the capitalized terms in this Plan Agreement shall have the same meaning as under the Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005) (the “Plan”).

(a)	“Endorsee” shall mean the Executive.

(b)	“Insurer” shall mean	Security Life Insurance Company of Denver, Inc. and Sun Life Assurance of Canada.

(c)	“Owner” shall mean the Company or the Trust, as the case may be.

(d)	“Policy” shall mean the following policy or policies on the life of the Executive that are issued by the Insurer:

No.	002205242	Security Life Insurance Company of Denver, Inc.

No.	C06700018	Sun Life Assurance of Canada	___________________________________

2.	Executive’s Benefits. The Executive shall receive no more than one Benefit under the Plan. The Executive’s Pre-Retirement Death Benefit is as defined in Schedule A-1 and A-2 of Section 2 of this Plan Agreement. The Executive’s options as to the Form of Retirement Benefit are as set forth in Schedule B hereto. In Schedule B, the age column represents the age at which the Executive

1

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement

experiences death, Normal Retirement, Approved Early Retirement, or such other event which causes him or her to receive a benefit under the Plan (other than the economic benefit described in Section 2(c) of the Plan).

3.	Benefit Election. The Executive elects the Benefit listed below next to which he or she has subscribed his or her initials. If no option is initialed, or if the Executive elects to defer his or her election of a Form of Retirement Benefit but thereafter fails to make a timely election, then the Executive’s Form of Retirement Benefit shall be the Post-Retirement Death Benefit provided for in Section 6(c)(i) of the Plan.

a.	The Post-Retirement Death Benefit described in Section 6(c)(i) of the Plan.

b.	The Lump Sum Benefit described in Section 6(c)(ii) of the Plan.

c.	The Salary Continuation Benefit described in Section 6(c)(iii) of the Plan.

d.	If consented to by the Administrative Committee, the Joint and Survivor Insurance Benefit described in
Section 6(d) of the Plan. NOTICE IF MADE, THIS ELECTION IS IRREVOCABLE. THIS OPTION IS NOT CURRENTLY AVAILABLE.

The Executive may revise his or her election only as provided in the Plan.

4.	Integrated Agreement: Parties Bound. The Plan, a copy of which has been delivered to the Executive, is hereby incorporated into and made a part of this Plan Agreement as though set forth in full in this Plan Agreement. The parties to this Plan Agreement agree to and shall be bound by, and have the benefit of, each and every provision of the Plan as set forth in the Plan. This Plan Agreement and the Plan, collectively, shall be considered one complete contract between the parties.

5.	Acknowledgment. The Executive hereby acknowledges that he or she has read and understands this Plan Agreement and the Plan.

6.	Conditions to Participation. As a condition to participation in the Plan, the Executive must complete, sign, date, and return to the Administrative Committee an original copy of this Plan Agreement and a Beneficiary Designation Form.

7.	Successors and Assigns. This Plan Agreement shall inure to the benefit of, and be binding upon, the Company, its successors and assigns, and the Executive.

8.	Governing Law. This Plan Agreement shall be governed by and construed under the laws of the State of Delaware, as in effect at the time of the execution of this Plan Agreement.

2

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement

IN WITNESS WHEREOF, the Executive has signed and the Company has accepted this Plan Agreement as of the date first written above.

EXECUTIVE

December 29, 2005 Date	/s/ H. Drexel Short, Jr.
Signature of Executive

H. Drexel Short, Jr.
Type or Print Name

AGREED AND ACCEPTED BY THE COMPANY:

MASSEY ENERGY COMPANY

	By:	/s/ Bobby R. Inman
	Its:	Chair, Compensation Committee of the Board of Directors

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MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-1

ENDORSEMENT

Owner:	Massey Energy Company	(Company),
And its successors and assigns

Endorsee:	H. Drexel Short, Jr.	(Executive),
And his/her successors and assigns

Insurer:	SECURITY LIFE OF DENVER

Policy No:	002205242

Insured:	H. Drexel Short, Jr.

In consideration of the Plan Agreement (the “Agreement”) entered into between the above named Owner and Endorsee, Owner and Endorsee agree as follows:

The above numbered Policy is subject to the Endorsement as specified in the Plan and the Plan Agreement, subject to all terms and conditions of the Policy and to all liens, if any, which the Insurer may have against the Policy.

PURPOSE

This Endorsement grants the Endorsee a right to name the Beneficiary of the Executive’s Pre-Retirement Death Benefit, in an amount specified below and does not give the Endorsee any other rights.

BENEFICIARIES

A.	The Endorsee’s designated Beneficiary shall be the primary Beneficiary of the Executive’s Pre-Retirement Death Benefit under this Schedule A-1, which amount is the amount of the Policy’s net death proceeds equal to $500,000 or the Policy’s entire net death proceeds, if less.

B.	Any remaining net death proceeds under the Policy shall be paid to the Owner.

AGREEMENT

The undersigned hereby agree that the Insurer may rely on the Owner’s written statement of the amount due to be paid to the Beneficiaries upon death of the Insured. Upon payment of the death proceeds based on such a statement, the Insurer shall be fully released under the Policy and the respective Beneficiaries shall indemnify the Insurer to that effect. This Endorsement shall be binding upon the parties and their successors, heirs, assigns, devisees, personal representatives and other legal representatives. Insurer will not be liable for any action it takes before this Endorsement is received and acknowledged at the Insurer’s home office. In the event of any conflict between this Endorsement and the terms in the Plan or Plan Agreement, this Endorsement shall prevail.

If signing for an entity, the undersigned represents. that he or she has authority to bind the entity.

Schedule A-1

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-1

H. Drexel Short, Jr.	Massey Energy Company
ENDORSEE (Print Name of Executive)	OWNER (Print name of Company)

SIGNATURE OF ENDORSEE	AUTHORIZED SIGNATURE OF COMPANY
(and if an entity print title of authorized signor)

ADDRESS	ADDRESS

ACKNOWLEDGED AND ACCEPTED

Date:

Filed at the Home Office of the Insurer this      day of                 , 200  . The Insurer assumes no responsibility for the validity of the contents of this document.

Insurer

Schedule A-1

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-2

ENDORSEMENT

Owner:	Massey Energy Company	(Company),
And its successors and assigns

Endorsee:	H. Drexel Short Jr.	(Executive),
And his/her successors and assigns

Insurer:	SUN LIFE OF CANADA

Policy No:	C06700018

Insured:	H. Drexel Short Jr.

In consideration of the Plan Agreement (the “Agreement”) entered into between the above named Owner and Endorsee, Owner and Endorsee agree as follows:

The above numbered Policy is subject to the Endorsement as specified in the Plan and the Plan Agreement, subject to all terms and conditions of the Policy and to all liens, if any, which the Insurer may have against the Policy.

PURPOSE

This Endorsement grants the Endorsee a right to name the Beneficiary of the Executive’s Pre-Retirement Death Benefit, in an amount specified below and does not give the Endorsee any other rights.

BENEFICIARIES

A.	The Endorsee’s designated Beneficiary shall be the primary Beneficiary of the Executive’s Pre-Retirement Death Benefit under this Schedule A-2, which amount is the amount of the Policy’s net death proceeds equal to $500,000 or the Policy’s entire net death proceeds, if less.

B.	Any remaining net death proceeds under the Policy shall be paid to the Owner.

AGREEMENT

The undersigned hereby agree that the Insurer may rely on the Owner’s written statement of the amount due to be paid to the Beneficiaries upon death of the Insured. Upon payment of the death proceeds based on such a statement, the Insurer shall be fully released under the Policy and the respective Beneficiaries shall indemnify the Insurer to that effect. This Endorsement shall be binding upon the parties and their successors, heirs, assigns, devisees, personal representatives and other legal representatives. Insurer will not be liable for any action it takes before this Endorsement is received and acknowledged at the Insurer’s home office. In the event of any conflict between this Endorsement and the terms in the Plan or Plan Agreement, this Endorsement shall prevail.

If signing for an entity, the undersigned represents. that he or she has authority to bind the entity.

Schedule A-2

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Plan Agreement - Schedule A-2

H. Drexel Short, Jr.	Massey Energy Company
ENDORSEE (Print Name of Executive)	OWNER (Print name of Company)

SIGNATURE OF ENDORSEE	AUTHORIZED SIGNATURE OF COMPANY
(and if an entity print title of authorized signor)

ADDRESS	ADDRESS

Filed at the Home Office of the Insurer this      day of                 , 200  . The Insurer assumes no responsibility for the validity of the contents of this document.

By:
Insurer

Schedule A-2

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Option as to Form of Retirement Benefit - Schedule B

Age	Post-Retirement Death Benefit *	Lump Sum Benefit	Salary Continuation Benefit (120 Monthly Payments)
65	$1,000,000	$460,164	$7,077.91
64	1,000,000	400,143	6,154.70
63	1,000,000	347,950	5,351.91
62	1,000,000	302,565	4,653.83
61	1,000,000	263,100	4,046.81
60	1,000,000	228,783	3,518.97
59	1,000,000	198,942	3,059.97
58	1,000,000	172,993	2,660.84
57	1,000,000	150,428	2,313.77
56	1,000,000	130,807	2,011.97
55	1,000,000	113,746	1,749.54

*	The Post-Retirement Death Benefit is a lump sum taxable benefit payable by the Company to the Executive’s named Beneficiary as described in the Plan.

Schedule B

MASSEY ENERGY

Massey Executives’ Supplemental Benefit Plan (as amended and restated effective January 1, 2005)

Beneficiary Designation and Spousal Consent Form - Schedule C

[not provided]

Schedule C